Consolidated Statements of Operations (USD $)	3 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Expenses:
Research and development	$ 515,587
General and administrative	678,651	2,450
Loss from operations	(1,194,238)	(2,450)
Other income (expense):
Adjustments to fair value of derivative liabilities	3,977,418
Non-cash interest expense	(69,134)
Net income (loss) before income taxes	2,714,046	(2,450)
Provision for income taxes	2,000
Net loss	$ 2,712,046	$ (2,450)
Weighted average shares used in computing basic net loss per common share (in shares)	56,856,000	68,480,000
Weighted average shares used in computing diluted net loss per common share (in shares)	56,905,457	68,480,000
Basic net income (loss) per common share (in dollars per share)	$ 0.05	$ 0.00
Diluted net income (loss) per common share (in dollars per share)	$ 0.05	$ 0.00